SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 14, 2019.

MFS® New Discovery Value Fund

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Richard Offen	December 2019	Investment Officer of MFS
Kevin Schmitz	2011	Investment Officer of MFS

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Richard Offen	Portfolio Manager	Employed in the investment area of MFS since 2011
Kevin Schmitz	Portfolio Manager	Employed in the investment area of MFS since 2002
1039570           1                           NDV-SUP-I-081419